SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

August 16, 2023

(Date of earliest event reported)

BALL CORPORATION

(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

9200 W. 108th Circle, P.O. Box 5000, Westminster, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	BALL	NYSE

Ball Corporation

Current Report on Form 8-K

Dated August 22, 2023

Item 1.01  Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On August 16, 2023, Ball Corporation (“Ball”) entered into a Stock Purchase Agreement (the “Agreement”) with BAE Systems, Inc., a Delaware corporation (“Purchaser”), and, solely for purposes set forth therein, BAE Systems plc, a United Kingdom public limited company (“Purchaser Guarantor”), pursuant to which, among other things, Purchaser will acquire Ball’s aerospace business segment (the “Business”) by acquiring all of the outstanding equity interests in the entities that own and operate the Business (the “Transaction”).

Pursuant to the Agreement, Purchaser will pay an aggregate purchase price of $5,555,000,000 in cash, subject to specified adjustments as set forth in the Agreement.

The closing of the Transaction is subject to certain customary closing conditions, including (1) the expiration or termination of the waiting period for the Transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (2) the receipt of the applicable regulatory approvals and clearances from the Defense Counterintelligence and Security Agency and the Committee on Foreign Investment in the United States, (3) the expiration of the applicable notice period for the filing to be made with the U.S. Department of State, Directorate of Defense Trade Controls, (4) subject to certain qualifiers, the accuracy of the representations and warranties made by Ball and Purchaser, respectively, (5) the compliance in all material respects by Ball and Purchaser, respectively, of their obligations under the Agreement, and (6) the absence of any Order or pending Proceeding (each as defined in the Agreement) that would make illegal or prohibit the Transaction.

The Agreement contains customary representations, warranties, and covenants related to the Business. Between the date of the Agreement and the closing of the Transaction, subject to certain exceptions, Ball has agreed to use commercially reasonable efforts to operate the Business in the ordinary course of business consistent with past practice and not to take certain actions with respect to the Business without the prior written consent of Purchaser.

The Agreement includes customary termination provisions in favor of Ball and Purchaser. Ball is entitled to a termination fee of $100,000,000 (the “Termination Fee”) if the Agreement is terminated in certain circumstances related to failure to receive regulatory approvals by August 16, 2024 (the “Outside Date”), which Outside Date may be extended in certain circumstances to February 16, 2025 subject to, and in accordance with, the terms of the Agreement.

The foregoing summary of the Agreement provides a brief description of the material terms and conditions of the Agreement, does not purport to be a complete summary of the Agreement, and is qualified in its entirety by reference to the text of the Agreement, which will be filed as an exhibit to Ball’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023.

The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Agreement, and is qualified in its entirety by the terms and conditions of the Agreement. It is not intended to provide any other factual information about Ball or its respective subsidiaries and affiliates, including the Business. The Agreement contains representations and warranties by each of the parties to the Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties, covenants, and agreements in the Agreement were made solely for the benefit of the parties to the Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties, covenants, and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Ball or its respective subsidiaries and affiliates, including the Business. Moreover, information concerning the subject matter of the representations, warranties, covenants, and agreements may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Ball’s public disclosures.

Item 8.01.  Other Events
Change in Contributing Sponsor and Controlled Group of Business Pension Plan

The Agreement gives Ball the absolute right to transfer sponsorship of the Ball Corporation Pension Plan as it Applies to Certain Salaried Employees of Ball Aerospace & Technologies Corp. (EIN: 35-0160610; PN: 039) (the “Business Pension Plan”) to a Business entity, and Ball intends to make such transfer to a yet-to-be-determined Business entity, prior to the closing of the Transaction.  Accordingly, the Transaction will result in Ball ceasing to be the contributing sponsor of the Business Pension Plan and a member of the controlled group of the Business Pension Plan for purposes of Section 4043(c)(9) of the Employee Retirement Income Security Act of 1976, as amended, and the corresponding regulations of the Pension Benefit Guaranty Corporation promulgated thereunder, effective as of the closing date of the Transaction.  Other defined benefit pension plans sponsored by Ball will continue to be sponsored by Ball after the closing of the Transaction, including the Ball Corporation Consolidated Hourly Pension Plan (EIN: 35-0160610; PN: 035) and the Ball Corporation Pension Plan for Salaried Employees (EIN: 35-0160610; PN: 001).

Forward-Looking Statements

This release contains “forward-looking” statements concerning future events and financial performance. Words such as “expects,” “anticipates,” “estimates,” “believes,” and similar expressions typically identify forward-looking statements, which are generally any statements other than statements of historical fact. Such statements are based on current expectations or views of the future and are subject to risks and uncertainties, which could cause actual results or events to differ materially from those expressed or implied. You should therefore not place undue reliance upon any forward-looking statements, and they should be read in conjunction with, and qualified in their entirety by, the cautionary statements referenced below. Ball undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Key factors, risks and uncertainties that could cause actual outcomes and results to be different are summarized in filings with the Securities and Exchange Commission, including Exhibit 99 in Ball’s Form 10-K, which are available on Ball’s website and at www.sec.gov. Additional factors that might affect: a) Ball’s packaging segments include product capacity, supply, and demand constraints and fluctuations and changes in consumption patterns; availability/cost of raw materials, equipment, and logistics; competitive packaging, pricing and substitution; changes in climate and weather and related events such as drought, wildfires, storms, hurricanes, tornadoes and floods; footprint adjustments and other manufacturing changes, including the startup of new facilities and lines; failure to achieve synergies, productivity improvements or cost reductions; unfavorable mandatory deposit or packaging laws; customer and supplier consolidation; power and supply chain interruptions; changes in major customer or supplier contracts or loss of a major customer or supplier; inability to pass through increased costs; war, political instability and sanctions, including relating to the situation in Russia and Ukraine and its impact on Ball’s supply chain and its ability to operate in Europe, the Middle East and Africa regions generally; changes in foreign exchange or tax rates; and tariffs, trade actions, or other governmental actions, including business restrictions and orders affecting goods produced by Ball or in its supply chain, including imported raw materials; b) Ball’s aerospace segment include funding, authorization, availability and returns of government and commercial contracts; and delays, extensions and technical uncertainties affecting segment contracts; failure to obtain, or delays in obtaining, required regulatory approvals or clearances for the proposed Transaction; any failure by the parties to satisfy any of the other conditions to the proposed Transaction; the possibility that the proposed Transaction is ultimately not consummated; potential adverse effects of the announcement or results of the proposed Transaction on the ability to develop and maintain relationships with  personnel and customers, suppliers and others with whom it does business or otherwise on the business, financial condition, results of operations and financial performance; risks related to diversion of management's attention from ongoing business operations due to the proposed Transaction; the impact of the proposed Transaction on the ability to retain and hire key personnel; and c) Ball as a whole include those listed above plus: the extent to which sustainability-related opportunities arise and can be capitalized upon; changes in senior management, succession, and the ability to attract and retain skilled labor; regulatory actions or issues including those related to tax, environmental, social and governance reporting, competition, environmental, health and workplace safety, including U.S. Federal Drug Administration and other actions or public concerns affecting products filled in Ball’s containers, or chemicals or substances used in raw materials or in the manufacturing process; technological developments and innovations; the ability to manage cyber threats; litigation; strikes; disease; pandemic; labor cost changes; inflation; rates of return on assets of Ball’s defined benefit retirement plans; pension changes; uncertainties surrounding geopolitical events and governmental policies, including policies, orders, and actions related to COVID-19; reduced cash flow; interest rates affecting Ball’s debt; successful or unsuccessful joint ventures, acquisitions and divestitures, and their effects on Ball’s operating results and business generally; and potential adverse effects of the announcement or results of the proposed Transaction on the market price of Ball’s common stock.

Item 9.01Financial Statements and Exhibits

Exhibits.

The following are furnished as exhibits to this report:

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Charles E. Baker
Charles E. Baker
Title: Vice President, General Counsel and Corporate Secretary

Date: August 22, 2023